Exhibit 99.1
Constitution
Bancorp
ACQUISITION OVERVIEW
August 15, 2013
Cranbury, New Jersey

FORWARD-LOOKING STATEMENTS / SAFE HARBOR
Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange
Act of 1934, as amended (the “Exchange Act”). The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward looking statements. When used in this presentation, in filings by 1st Constitution Bancorp (“1st Constitution”) with the Securities and Exchange Commission (the “Commission”), in press releases by 1st Constitution and in oral statements made with the approval of an authorized executive officer of 1st Constitution, the words or phrases “will,” “will likely result,” “could,” “anticipates,”
“believes,” “continues,” “expects,” “plans,” “will continue,” “is anticipated,” “estimated,” “project” or “outlook” or similar expressions (including confirmations by an authorized executive officer of 1st Constitution of any such expressions made by a third party with respect to 1st Constitution) are intended to identify forward-looking statements.
1st Constitution wishes to caution readers not to place undue reliance on any such forward-looking statements, each of which speaks only as of the date made. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected.
Factors that may cause actual results to differ from those results expressed or implied, include, but are not limited to, those listed under “Business”, “Risk Factors” and
“Management’s Discussion and Analysis of Financial Condition and Results of Operations” in 1st Constitution’s Annual Report on Form 10-K filed with the Commission on March
22, 2013, such as the overall economy and the interest rate environment; the ability of customers to repay their obligations; the adequacy of the allowance for loan losses;
competition; significant changes in accounting, tax or regulatory practices and requirements; certain interest rate risks; risks associated with investments in mortgage-backed securities; and risks associated with speculative construction lending. Although management has taken certain steps to mitigate any negative effect of the aforementioned items, significant unfavorable changes could severely impact the assumptions used and could have an adverse effect on profitability. Other factors that may cause actual results to differ from those contemplated by such forward-looking statements include, but are not limited to, the following: failure to obtain shareholder or regulatory approval for the proposed merger or to satisfy other conditions to the proposed merger on the proposed terms and within the proposed timeframe including, without limitation, the inability to realize expected cost savings and synergies from the proposed merger in the amounts or in the timeframe anticipated; changes in the estimate of non-recurring charges; costs or difficulties relating to integration matters might be greater than expected; and the inability to retain customers and employees of Rumson-Fair Haven Bank and Trust Company
(“RFHB”); and an increase in the share price of 1st Constitution’s common stock from the date of the merger agreement until the closing of the proposed merger which, as a result of the fixed exchange ratio, will result in an increase in the cost of the proposed merger to 1st Constitution. 1st Constitution undertakes no obligation to publicly revise any forward-looking statements to reflect anticipated or unanticipated events or circumstances occurring after the date of such statements, except as required by law.
Additional Information and Where to Find it
In connection with the proposed merger, 1st Constitution intends to file a registration statement which will include a proxy statement/prospectus with the Commission. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS AND SECURITY
HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.
Investors and security holders may obtain a free copy of the registration statement (when available) and other documents filed by 1st Constitution with the Commission at the
Commission’s website at www.sec.gov. Copies of these documents may also be obtained from 1st Constitution (when available) by directing a request to Joseph M. Reardon,
Senior Vice President and Treasurer, 1st Constitution Bancorp, at 2650 Route 130 North, P.O. Box 634, Cranbury, New Jersey 08512, telephone (609) 655-4500.
Participants in the Solicitation
This presentation is not a solicitation of a proxy from any security holder of RFHB. However, 1st Constitution, RFHB, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from RFHB’s shareholders in respect of the proposed transaction. Information regarding the directors and executive officers of 1st Constitution may be found in its definitive proxy statement relating to its 2013 Annual Meeting of Shareholders, which was filed with the
Commission on April 11, 2013 and can be obtained free of charge from the Commission’s website at www.sec.gov. or from 1st Constitution by directing a request to Joseph M.
Reardon, Senior Vice President and Treasurer, 1st Constitution Bancorp, at 2650 Route 130 North, P.O. Box 634, Cranbury, New Jersey 08512, telephone (609) 655-4500.
Information regarding the directors and executive officers of RFHB may be found in its proxy statement relating to its 2013 Annual Meeting of Shareholders, which can be obtained free of charge from Gayle Hoffman, Sr. Vice President and Chief Financial Officer, Rumson-Fair Haven Bank and Trust, at 20 Bingham Avenue, Rumson, New Jersey
07760, telephone (732) 933-4445. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the Commission when they become available.

• Per Share Consideration: $7.50 per share
• Transaction Value (1):         $24.3 million
• Consideration Mix: 60% cash / 40% stock
• Exchange: Exchange ratio fixed at 0.7772 : 1
• Shares Issued: 1,002,252 fixed shares of FCCY common
  stock
• Board Representation: 1st Constitution will appoint 1 RFHB director to its Bank Board
• Required Approvals:   Regulatory approvals (FDIC and State of
  New Jersey) and approval of RFHB
  shareholders
• Due Diligence: Comprehensive due diligence completed
• Expected Closing: Q1 2014

TRANSACTION OVERVIEW

Source: RFHB and SNL Financial

OVERVIEW OF RUMSON-FAIR HAVEN BANK & TRUST CO.
Summary Financial Information as of
June 30, 2013 ($M)
Summary Market Information
as of August 13, 2013
• Ticker: RFHB
• Price: $7.60
• Market Cap.:   $25 million
• 52-Week High / Low: $7.74 / $5.50
• 52-Week Avg. Daily Volume: 403
• Market Price / TBV: 131%
Branch Map
• Assets: $214.1
• Loans:  $132.3
• Deposits: $184.8
• Equity:    $18.8
• LTM 6/30/13 Net Income: $1.1
• Tang. BV / Share:  $5.80
• LTM 6/30/13 ROAA: 0.50%
• LTM 6/30/13 ROAE: 5.88%
• LTM 6/30/13 Efficiency Ratio(2):    82.1%
• NPAs / Assets(2):     0.30%

TRANSACTION RATIONALE
• Extends 1st Constitution’s market presence eastward into attractive markets in
 Monmouth County
• Enhances 1st Constitution's central New Jersey franchise through the addition of
 Rumson's 5 locations, for a total of 19 locations
• Creates the largest, publicly-traded, independent commercial bank headquartered in central New Jersey with total assets of over $1 billion
• Adds a high quality loan portfolio (NPAs 0.30% of assets) with an attractive commercial bank orientation
• Combines similar cultures, product offerings and strong ties to communities and customers, along with complementary relationship-oriented banking models
• Offers expanded products and services to existing RFHB customers, including residential mortgage origination, construction lending, C&I and SBA lending
• Combination creates attractive impact on estimated pro forma EPS (~6% accretive in
 2014 and 15+% accretion to 2015) (5)

VALUATION & DEAL OVERVIEW
• Deal Value (3) / Tangible Book Value per Share:                          129%
• Deal Value (3) / 2012 EPS:                 24.3x
• 1-Day Market Discount (3):                -1% to RFHB close of $7.60
  on 8-13-13
• 30-Day Market Premium (3):                23% to RFHB price of $6.10 on
  7-13-13
• One-Time Expenses:             $2.6 million estimated, pre-tax
• Anticipated Cost Savings (4):                  $2.3 million estimated, pre-tax or
  ~43% of non-interest expense
• Tangible Book Value per Share Impact (5):                         ~10% dilutive to FCCY 6-30-13
  tangible book value (estimated 4
  year earn back period)
• TCE Ratio Impact (5),(6):                       ~110 bps dilutive to FCCY 6-30-13
  TCE ratio
• Pro Forma Regulatory Capital Ratios (5):                        Meet or exceed standards to
  remain “well-capitalized”
• EPS Impact (5):           ~6% accretive to 2014 estimated
  EPS and 15+% accretion to
  estimated 2015 EPS

FCCY
(14 branches)
RFHB
(5 branches)
Summary Pro Forma Information (7)
• Assets: $1.0 billion
• Loans: $0.5 billion
• Deposits: $0.9 billion
• Market Cap.(3): ~$70 million
• Branches: 19
• Counties Served: 5
Source: SNL

PRO FORMA BRANCH MAP

CONCLUSIONS
• Opportunity to acquire a profitable institution with excellent asset quality in geographic areas among the State's most attractive
• Strategic acquisition that improves franchise value through enhancement of
 1st Constitution’s strong footprint in attractive markets in central New Jersey
• Creates dominant central New Jersey franchise with over $1 billion in total assets
• Provides significant loan and deposit growth opportunities and revenue expansion opportunities
• Expands existing profitable lines of business over larger customer base/attractive geographic areas
• ~6% accretive to estimated 2014 EPS and 15+% accretion to estimated
 2015 EPS (5)

NOTES
1) Based upon FCCY closing price of $9.65 as of 8-13-13. Does not include value to cash out RFHB outstanding options of ~$100,000
2) Based on 6/30/13 regulatory data for RFHB
3) Based upon current deal value of $7.50 per share and FCCY closing price of $9.65 as of 8-13-13
4) Based on RFHB 2012 noninterest expense
5) Based upon current estimates
6) Defined as tangible common equity as a percentage of tangible assets
7) As of 6-30-2013. Does not include purchase accounting adjustments

Constitution
Bancorp
THANK YOU!